Exhibit 99.1

VerifyMe Provides Services Update

Lake Mary, FL – September 11, 2025 – PRNewswire — VerifyMe, Inc. (NASDAQ: VRME) together with its subsidiary PeriShip Global LLC (“PeriShip Global”), (together “VerifyMe,” “we,” “our,” or the “Company”) provides brand owners time and temperature sensitive logistics, supply chain traceability, authentication, anti-counterfeiting, and data-rich brand enhancement services, announced today an update on its services.

Effective September 24, 2025, VerifyMe’s Periship Precision Logistics division will no longer offer FedEx shipping services to our Proactive services customers, but we are excited to begin offering customers our Proactive services aligned to our new shipping partner, which is expected to commence later this month. Within PeriShip’s Precision Logistics business, the top 5% of our customers generate over 60% of our Proactive services revenue. The average tenure of the relationship between our Precision Logistics business and these customers is over 7 years. We believe our relationship with our new shipping partner will allow our Proactive customers to realize savings on their shipping costs during the peak holiday season, while maintaining the valuable shipment tracking and customer services they have received from our Precision Logistics business over the length of our relationship. This change is not expected to impact the Premium services we provide to our FedEx customers.

About VerifyMe, Inc.

VerifyMe, Inc. (NASDAQ: VRME), together with its subsidiaries, PeriShip Global and Trust Codes Global, is a traceability and customer support services provider using specialized software and process technology. The company operates a Precision Logistics Segment and an Authentication Segment to provide specialized logistics for time-and-temperature sensitive products, as well as item level traceability, anti-diversion and anti-counterfeit protection, brand protection and enhancement technology solutions. VerifyMe serves customers worldwide. To learn more, visit https://www.verifyme.com.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “can,” "will," “expect,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include whether we are able to update our technology systems to transition our Proactive clients to our new shipping partner by the end of this month or at all, whether we will be able to maintain similar Proactive revenue and gross margin when we transition our Proactive clients to our new shipping partner, whether our Proactive clients will transition to our new shipping partner, whether we can maintain our relationship with our new shipping partner, whether we will continue to be able to offer our Premium services to FedEx customers, the expected negative impact to revenue or gross margin if we lose more customers than anticipated to FedEx, our reliance on our new shipping partner for shipping services to our Proactive customer, our global carrier partners developing technologies that compete with the services offered by our Precision Logistics segment, seasonal trends in our business, sever climate conditions, the highly competitive nature of the industry in which we operate, our brand image and corporate reputation, impairments related to our goodwill and other intangible assets, economic and other factors such as recessions, downturns in the economy, inflation, global uncertainty and instability, the effects of pandemics, changes in United States social, political, and regulatory conditions and/or a disruption of financial markets, reduced freight volumes due to economic conditions, reduced discretionary spending in a recessionary environment, global supply-chain delays or shortages, fluctuations in labor costs, raw materials, and changes in the availability of key suppliers, and our ability to comply with the continued listing standards of the Nasdaq Capital Market. These risk factors and uncertainties include those more fully described in VerifyMe’s Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of our underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

For Other Information Contact:

Company: VerifyMe, Inc.

Email: IR@verifyme.com

Website: http://www.verifyme.com